Put Option Liability	12 Months Ended
Dec. 31, 2017
Put Option Liability
19.	PUT OPTION LIABILITY

In March 2006, the Company entered into Series A Preferred Shares Purchase and Sell Agreement (“the Agreement”) with QUALCOMM Incorporated (“QUALCOMM”) to establish a 70%-owned subsidiary, TechSoft Holding. The Company and QUALCOMM subscribed 70% and 30% of the issued Series A preferred shares of TechSoft Holding, respectively. QUALCOMM is granted the right to, upon the occurrence of certain conditions, require the Company to purchase back any or all of its Series A Preferred Shares (“Put Option”); and the right to, upon the occurrence of certain conditions, purchase any or all of the Series A Preferred Shares held by the Company at the price and on the terms pre-defined (“Call Option”). The Put Option was recorded at its fair value as a liability and is subsequently remeasured at fair value at the end of each reporting period.

As the valuation of the Put Option is based on the valuation of TechSoft Holding, a non-public company, it requires significant management judgment due to the absence of quoted market prices, and the lack of observable inputs. As a result, the Group has determined that the fair value of the Put Option is classified as Level 3 valuation within the fair value hierarchy (see Note 20).

According to the Agreement, the exercise price of the put option is the higher of a) fair value of TechSoft Holding’s ordinary share, which is the amount equivalent to the business valuation performed by an independent professional valuation company that is mutually agreed upon by Qualcomm and the Company, in proportion to Qualcomm’s percentage of shareholding on a fully-diluted as converted basis; b) calculated value of ordinary share, which is the original per share purchase price by Qualcomm or the Company ($1 per share) increased at a continuous compounded growth rate of ten percent (10%) per annum.

The fair value of TechSoft Holding’s ordinary share is determined using the income approach valuation methodology that applied a discounted cash flow model for TechSoft Holding. Changes in fair value of the Put Option amounting to $210, $210 and $6,510 during the years ended December 31, 2015, 2016 and 2017, respectively, are reflected on the consolidated statements of operations and comprehensive income (loss).